2017 Annual Meeting of Shareholders May 22, 2017 EXHIBIT 99.1

2 Safe harbor statement When used in filings by LegacyTexas Financial Group, Inc. (the "Company”) with the Securities and Exchange Commission (the “SEC”), in the Company's press releases or other public or stockholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “intends” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected, including, among other things: the expected cost savings, synergies and other financial benefits from acquisition or disposition transactions might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters might be greater than expected; changes in economic conditions; legislative changes; changes in policies by regulatory agencies; fluctuations in interest rates; the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; the Company's ability to access cost-effective funding; fluctuations in real estate values and both residential and commercial real estate market conditions; demand for loans and deposits in the Company's market area; fluctuations in the price of oil, natural gas and other commodities; competition; changes in management’s business strategies and other factors set forth in the Company's filings with the SEC. The Company does not undertake - and specifically declines any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

3 Full Year 2016 Results North Texas Focused • #1 deposit market share among all banks in affluent Collin County • #2 deposit market share among Dallas-based banks1 in the attractive DFW market, which is home to 20 companies on the 2016 Fortune 500 list • DFW hosts a diverse business environment across a broad set of industries, with 42% of employment in the service-providing sector and less than 1% in oil and gas2 • Ranked #20 on Forbes' List of Best Banks in America Capital 2016 highlights Source: Company Documents 1 Includes banks headquartered in the Dallas-Fort Worth-Arlington MSA 2 Represents data from the Bureau of Labor Statistics for the Dallas-Fort Worth-Arlington, TX MSA (i.e., data as of 2016Q2) 3 Excludes Warehouse Purchase Program loans and loans held for sale 4 See the section labeled "Supplemental Information- Non-GAAP Financial Measures“ 5 Calculated at the Company level, which is subject to the capital adequacy requirements of the Federal Reserve Profitability levered excess capital while maintaining strong capital levels • TCE / TA4: 8.6% • Tier 1 common risk-based capital5: 9.13% Earnings for full year 2016 of $97.8 million • Basic GAAP EPS of $2.11 for 2016, up $0.57 from $1.54 for 2015 • Loan growth of $998.9 million in 2016 with 19.7% annual growth3 • Deposit growth of $1.14 billion in 2016 with 21.8% annual growth • Core (non-GAAP) efficiency ratio of 47.3%, improved from 52.5% for full year 20154 • Return on average equity of 11.52%, compared to 9.12% for full year 2015 • Return on average assets of 1.24%, compared to 1.10% for full year 2015

4 2016 highlights ($ in millions except for per share data) Year ended December 31, 2015 December 31, 2016 YOY ∆ Selected balance sheet data Gross loans held for investment1 $ 5,066.5 $ 6,065.4 19.7% Total assets 7,691.9 8,362.3 8.7% Total deposits 5,226.7 6,365.5 21.8% Selected profitability data Net interest income $ 241.1 $ 282.3 17.1% NIM 4.00% 3.79% -21bps Non-interest income $ 44.8 $ 51.9 15.9% Non-interest expense 151.6 156.4 3.2% Net income 70.9 97.8 37.9% Core net income2 71.9 96.2 33.9% Basic EPS 1.54 2.11 37.0% Core EPS2 1.57 2.08 32.5% Source: Company Documents 1 Excludes Warehouse Purchase Program loans 2 See the section labeled "Supplemental Information- Non-GAAP Financial Measures“

5 44.0% 23.8% 8.7% 4.9% 17.7% 0.9% ($ in millions) Commercially focused loan portfolio Source: Company Documents 1 Excludes Warehouse Purchase Program loans 2 Represents balance acquired on January 1, 2015 Gross loans held for investment at December 31, 2016, excluding Warehouse Purchase Program loans, grew $998.9 million, or 19.7%, from December 31, 2015, with $851.4 million of growth in commercial real estate and commercial and industrial loans. As of December 31, 20161 Total Loans HFI1 Commercial RE C&I (ex-energy) Energy C&D Consumer RE Other Consumer 2 $5,067 Quarterly yield on loans held for investment1: 4.91% Originated loans Acquired from LegacyTexas Group, Inc. 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y $1,228 $1,691 $2,050 $2,634 $3,667 $6,065 $1,400

6 Total deposits at December 31, 2016 increased by $1.14 billion, or 21.8%, from December 31, 2015, which includes $500.6 million of growth in savings and money market deposits, $340.5 million of growth in time deposits, and $213.7 million of growth in non-interest-bearing demand deposits. Core funded, low cost deposit base Source: Company Documents 1 Represents balance acquired on January 1, 2015 ($ in millions) Total Deposits Cost of deposits: 0.43% As of December 31, 2016 21.7% 14.2% 42.6% 21.5% Non-interest bearing-demand Interest-bearing demand Savings and money market Time $5,227 1 Originated Deposits Acquired from LegacyTexas Group, Inc. Deposit Cost 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y $1,963 $2,178 $2,265 $2,658 $3,599 $6,365 $1,628 1.11% 0.54% 0.43% 0.34% 0.29% 0.43%

7 Net interest income ($mm) NIM 2012Y 2013Y 2014Y 2015Y 2016Y $116 $118 $133 $241 $282 3.61% 3.71% 3.78% 4.00% 3.79% Solid net interest income growth Source: Company Documents Net interest income and NIM R: 000 G: 048 B: 135 R: 111 G: 162 B: 135 • Net interest income for 2016 totaled $282.3 million, an increase of $41.2 million, or 17.1%, from 2015. • Net interest margin for the year ended December 31, 2016 was 3.79%, a 21 basis point decrease from December 31, 2015.

8 Disciplined expense management ($ in millions) 2016 core non-interest income increased $3.6 million from December 31, 2015, while 2016 core non-interest expense increased $6.4 million for the same period. Note: Core (non-GAAP) non-interest income, non-interest expense and efficiency ratio are adjusted for the impact of infrequent or non- recurring items. The reconciliation of non-GAAP measures, which the Company believes facilitates the assessment of its banking operations and peer comparability, is included in tabular form at the end of this presentation. Net interest income Core non-interest income Core non-interest expense Core efficiency ratio 2014Y 2015Y 2016Y $133 $241 $282 $21 $45 $48 $87 $150 $15656.9% 52.5% 47.3%

9 Asset quality Source: Company documents 1 Held for investment, excluding Warehouse Purchase Program loans NCOs / average loans HFI¹NPAs / loans HFI1 + OREOR: 000 G: 048 B: 135 R: 111 G: 162 B: 135 2012Y 2013Y 2014Y 2015Y 2016Y 1.72% 1.10% 0.91% 0.89% 2.01% 2012Y 2013Y 2014Y 2015Y 2016Y 0.17% 0.10% 0.02% 0.09% 0.14% Increase in NPAs included a $55.5 million increase in non-performing energy loans, with downgrades resulting from collateral value decreases and deteriorating financial conditions. Only $28.6 million, or 26%, of total NPLs were past due at December 31, 2016.

10 Prudent capital management Source: Company documents 1 See the section labeled "Supplemental Information- Non-GAAP Financial Measures“ 2 Calculated at the Company level, which is subject to the capital adequacy requirements of the Federal Reserve TCE / TA1 Tier 1 common risk-based2 Tier 1 leverage2 • Profitability levered excess capital while maintaining strong capital levels • In September 2016, the Company reopened its public offering of fixed-to-floating rate subordinated notes due in 2025, the proceeds of which are being used for general corporate purposes, potential strategic acquisitions and investments in the Bank as regulatory capital. $50.0 million was issued in the September 2016 reopening, bringing the total amount of subordinated notes issued to $125.0 million. 2012Y 2013Y 2014Y 2015Y 2016Y 13.5% 14.7% 13.0% 8.3% 8.6% 2012Y 2013Y 2014Y 2015Y 2016Y 21.7% 18.2% 15.1% 9.6% 9.1% 2012Y 2013Y 2014Y 2015Y 2016Y 14.0% 15.7% 13.9% 9.5% 8.7%

11 Key investment highlights One of the largest independent Texas financial services companies built upon a strong customer focus and a long history of serving Texans Commercially focused loan growth and disciplined expense management Growth balanced with disciplined underwriting and risk management Capital ratios remain strong; provides dry powder for robust organic growth

12 Looking ahead Expand our Texas footprint and solidify our deep-rooted culture Focus on growth – organically and through selective acquisitions Diversify income sources Prudent and focused expense management Maintain asset quality Strategic capital deployment

Appendix

14 Supplemental Information – Non-GAAP Financial Measures (unaudited) Reconciliation of Core (non-GAAP) to GAAP Net Income and Earnings per Share (net of tax): At or For the Quarter Ended December 31, 2016 September 30, 2016 June 30, 2016 March 31, 2016 December 31, 2015 (Dollars in thousands, except per share amounts) GAAP net income available to common shareholders 1 $ 25,174 $ 27,084 $ 23,114 $ 21,954 $ 16,336 Distributed and undistributed earnings to participating securities 1 131 133 103 128 110 Net (gain) on sale of insurance subsidiary operations — — (39) — — (Gain) loss on sale of branch locations — — — (2,529) (90) Loss on sale of FHA loan portfolio — 969 — — — Core (non-GAAP) net income $ 25,305 $ 28,186 $ 23,178 $ 19,553 $ 16,356 Average shares for basic earnings per share 46,346,053 46,227,734 46,135,999 46,024,250 45,939,817 GAAP basic earnings per share $ 0.54 $ 0.59 $ 0.50 $ 0.48 $ 0.36 Core (non-GAAP) basic earnings per share 0.55 0.61 0.50 0.42 0.36 Average shares for diluted earnings per share 46,873,215 46,546,532 46,352,141 46,152,301 46,267,956 GAAP diluted earnings per share $ 0.54 $ 0.58 $ 0.50 $ 0.48 $ 0.35 Core (non-GAAP) diluted earnings per share 0.54 0.61 0.50 0.42 0.35 ¹ Unvested share-based awards that contain nonforfeitable rights to dividends (whether paid or unpaid) are participating securities and are included in the computation of GAAP earnings per share pursuant to the two-class method described in ASC 260-10-45-60B. At or For the Year Ended December 31, 2016 December 31, 2015 December 31, 2014 December 31, 2013 December 31, 2012 GAAP net income available to common shareholders 1 $ 97,324 $ 70,382 $ 30,942 $ 31,294 $ 35,135 Distributed and undistributed earnings to participating securities 1 497 534 336 394 106 Merger and acquisition costs — 1,009 7,071 431 2,621 Net (gain) on sale of insurance subsidiary operations (39) — — — — (Gain) loss on sale of branch locations (2,529) (190) — — — Loss on sale of FHA loan portfolio 969 — — — — Valuation adjustment on mortgage servicing rights — 121 — — — One-time payroll and severance costs — — 234 436 777 Costs relating to sale of ViewPoint Mortgage — — – – 227 Goodwill impairment — — – – 532 Core (non-GAAP) net income $ 96,222 $ 71,856 $ 38,583 $ 32,555 $ 39,398 Average shares for basic earnings per share 46,184,074 45,847,284 37,919,065 37,589,548 35,879,704 GAAP basic earnings per share $ 2.11 $ 1.54 $ 0.82 $ 0.83 $ 0.98 Core (non-GAAP) basic earnings per share 2.08 1.57 1.02 0.87 1.10 Average shares for diluted earnings per share 46,484,967 46,125,447 38,162,094 37,744,786 35,998,345 GAAP diluted earnings per share $ 2.09 $ 1.53 $ 0.81 $ 0.83 $ 0.98 Core (non-GAAP) diluted earnings per share 2.07 1.56 1.01 0.86 1.09

15 Supplemental Information – Non-GAAP Financial Measures (unaudited) At or For the Quarter Ended December 31, 2016 September 30, 2016 June 30, 2016 March 31, 2016 December 31, 2015 (Dollars in thousands, except per share amounts) Reconciliation of Core (non-GAAP) to GAAP Non-Interest Income (gross of tax): GAAP non-interest income $ 12,277 $ 11,277 $ 13,722 $ 14,655 $ 11,593 Net (gain) on sale of insurance subsidiary operations — — (1,181) — — (Gain) loss on sale of branch locations — — — (3,891) (138) Loss on sale of FHA loan portfolio — 1,491 — — — Core (non-GAAP) non-interest income $ 12,277 $ 12,768 $ 12,541 $ 10,764 $ 11,455 Reconciliation of Core (non-GAAP) to GAAP Efficiency Ratio (gross of tax): GAAP efficiency ratio: Non-interest expense $ 39,548 $ 39,674 $ 39,613 $ 37,542 $ 39,043 Net interest income plus non-interest income 86,361 84,757 83,076 80,006 75,335 Efficiency ratio- GAAP basis 45.79% 46.81% 47.68% 46.92% 51.83% Core (non-GAAP) efficiency ratio: GAAP non-interest expense $ 39,548 $ 39,674 $ 39,613 $ 37,542 $ 39,043 Net interest income plus core (non-GAAP) non-interest income 86,361 86,248 81,895 76,115 75,197 Efficiency ratio- core (non-GAAP) basis 45.79% 46.00% 48.37% 49.32% 51.92%

16 Supplemental Information – Non-GAAP Financial Measures (unaudited) At or For the Year Ended December 31, 2016 2015 2014 Reconciliation of Core (non-GAAP) to GAAP Non-Interest Income and Expense (gross of tax): GAAP non-interest income $ 51,931 $ 44,815 $ 20,743 Net (gain) on sale of insurance subsidiary operations (1,181) — — (Gain) loss on sale of branch locations (3,891) (293) — Loss on sale of FHA loan portfolio 1,491 — — Valuation adjustment on mortgage servicing rights — 186 — Core (non-GAAP) non-interest income $ 48,350 $ 44,708 $ 20,743 GAAP non-interest expense $ 156,377 $ 151,555 $ 98,092 Merger and acquisition costs — (1,553) (10,291) One-time payroll and severance costs — — (360) Core (non-GAAP) non-interest expense $ 156,377 $ 150,002 $ 87,441 Reconciliation of Core (non-GAAP) to GAAP Efficiency Ratio (gross of tax): Net interest income $ 282,269 $ 241,077 $ 133,007 GAAP efficiency ratio: Non-interest expense $ 156,377 $ 151,555 $ 98,092 Net interest income plus non-interest income 334,200 285,892 153,750 Efficiency ratio- GAAP basis 46.79% 53.01% 63.80% Core (non-GAAP) efficiency ratio: Core (non-GAAP) non-interest expense $ 156,377 $ 150,002 $ 87,441 Net interest income plus core (non-GAAP) non-interest income 330,619 285,785 153,750 Efficiency ratio- core (non-GAAP) basis 47.30% 52.49% 56.87%

17 Supplemental Information – Non-GAAP Financial Measures (unaudited) Calculation of Tangible Book Value and Tangible Equity to Tangible Assets: At or For the Quarter Ended December 31, 2016 September 30, 2016 June 30, 2016 March 31, 2016 Calculation of Tangible Book Value per share: (Dollars in thousands, except per share amounts) Total shareholders' equity $ 885,365 $ 866,845 $ 843,304 $ 823,052 Less: Goodwill (178,559) (178,559) (178,559) (180,776) Less: Identifiable intangible assets, net (665) (752) (838) (924) Total tangible shareholders' equity $ 706,141 $687,534 $663,907 $641,352 Shares outstanding at end of period 47,876,198 47,773,160 47,670,440 47,645,826 Book value per share- GAAP $ 18.49 $ 18.15 $ 17.69 $ 17.27 Tangible book value per share- Non-GAAP 14.75 14.39 13.93 13.46 Calculation of Tangible Equity to Tangible Assets: Total assets $ 8,362,255 $ 8,440,010 $ 8,057,005 $ 7,562,126 Less: Goodwill (178,559) (178,559) (178,559) (180,776) Less: Identifiable intangible assets, net (665) (752) (838) (924) Total tangible assets $ 8,183,031 $ 8,260,699 $ 7,877,608 $ 7,380,426 Equity to assets- GAAP 10.59% 10.27% 10.47% 10.88% Tangible equity to tangible assets- Non-GAAP 8.63% 8.32% 8.43% 8.69% At or For the Year Ended December 31, 2015 December 31, 2014 December 31, 2013 December 31, 2012 Calculation of Tangible Book Value per share: Total shareholders' equity $ 804,076 $ 568,223 $ 544,460 $ 520,871 Less: Goodwill (180,776) (29,650) (29,650) (29,650) Less: Identifiable intangible assets, net (1,030) (813) (1,239) (1,653) Total tangible shareholders' equity $ 622,270 $ 537,760 $ 513,571 $ 489,568 Shares outstanding at end of period 47,645,826 40,014,851 39,938,816 39,612,911 Book value per share- GAAP $ 16.88 $ 14.20 $ 13.63 $ 13.15 Tangible book value per share- Non-GAAP 13.06 13.44 12.86 12.36 Calculation of Tangible Equity to Tangible Assets: Total assets $ 7,691,940 $ 4,164,114 $ 3,525,232 $ 3,663,058 Less: Goodwill (180,776) (29,650) (29,650) (29,650) Less: Identifiable intangible assets, net (1,030) (813) (1,239) (1,653) Total tangible assets $ 7,510,134 $ 4,133,651 $ 3,494,343 $ 3,631,755 Equity to assets- GAAP 10.45% 13.65% 15.44% 14.22% Tangible equity to tangible assets- Non-GAAP 8.29% 13.01% 14.70% 13.48%

18 Supplemental Information – Non-GAAP Financial Measures (unaudited) At or For the Quarter Ended December 31, 2016 September 30, 2016 June 30, 2016 March 31, 2016 December 31, 2015 (Dollars in thousands, except per share amounts) Calculation of Return on Average Assets and Return on Average Equity Ratios (GAAP and core) Net income $ 25,305 $ 27,217 $ 23,217 $ 22,082 $ 16,446 Core (non-GAAP) net income 25,305 28,186 23,178 19,553 16,356 Average total equity 880,250 860,142 835,752 818,538 800,411 Average total assets 8,445,209 8,176,612 7,739,015 7,157,259 6,891,210 Return on average common shareholders' equity 11.50% 12.66% 11.11% 10.79% 8.22% Core (non-GAAP) return on average common shareholders' equity 11.50 13.11 11.09 9.56 8.17 Return on average assets 1.20 1.33 1.20 1.23 0.95 Core (non-GAAP) return on average assets 1.20 1.38 1.20 1.09 0.95